                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements
(Form S-8 Registration Nos. 33-45460, 33-45461, 33-81066, 333-51765, 333-80937
and 333-39298) of our report dated March 14, 2005, with respect to the consolidated financial statements and schedule of G-III Apparel Group, Ltd. and subsidiaries included in the Annual Report (Form 10-K) for the year ended
January 31, 2005.

/s/ ERNST & YOUNG LLP
New York, New York
April 22, 2005